COMMITMENTS AND CONTINGENCIES	6 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

10. COMMITMENTS AND CONTINGENCIES

The Company leases office and warehouse space located in Jupiter, Florida and rents space in an industrial yard in Irvine, California under a month-to-month lease. In February 2013, the Company entered into a one year lease agreement for a support facility in Brooklyn, New York at a monthly rent of $3,600. In February 2014, the Company extended the lease at a monthly rent of $4,000. Effective August 31, 2014 the Company terminated the lease. Rent expense for the six months ended December 31, 2015 and for the fiscal years ended June 30, 2015 and 2014 was $63,254, $132,756 and $169,547, respectively.

On November 14, 2012, the Compensation Committee approved new employment agreements for the Company’s then Chief Executive Officer, then President, Chief Technology Officer and Chief Financial Officer. The employment agreements each provide for base salaries of $150,000 and 800,000 stock settled stock appreciation rights (“SARS”) of which (i) 200,000 vested immediately, (ii) 200,000 vest upon the Company generating $3,000,000 in revenue in any 12-month period, (iii) another 200,000 vest upon the Company generating $5,000,000 in revenue in any 12-month period and (iv) another 200,000 vest upon the Company generating $6,000,000 in revenue in any 12-month period. The SARs are exercisable at $0.45 per share over a 10-year period. The Company’s then Chief Executive Officer, then President and Chief Technology Officer agreed to cancel the 250,000 stock options granted to each of them in their prior employment agreements. These executives’ base salary will increase to: (i) $170,000 upon the Company generating $3,000,000 in revenue in any 12-month period, (ii) $190,000 upon the Company generating $5,000,000 in any 12-month period and (iii) $200,000 upon the Company generating $6,000,000 in any 12-month period.

In January 2015, GelTech approved an amendment to the Employment Agreement of our Chief Technology Officer. In addition to his base salary, he will receive 5% of the first $2 million of revenue generated by GelTech. The amendment was effective as of January 1, 2015. As of June 30, 2015, the Company has paid an additional $17,344 as a result of this amendment. Additionally, in May 2015, GelTech approved an amendment to the Chief Technology Officer’s Employment Agreement to extend the term of the Agreement an additional four years (now expiring October 1, 2020).

The Company was sued by a former employee on June 23, 2008, alleging breach of a consulting agreement and an employment agreement entered into in May and June 2007, respectively. In addition, the plaintiff seeks to recover certain of his personal property, which was used or stored in the Company’s offices, and alleges the Company invaded his privacy by looking at his personal computer (which was used in the Company’s business) in the Company’s offices. A jury trial was held for the lawsuit in July 2012. At the conclusion of the trial, the plaintiff was awarded $200,000 under his invasion of privacy and fraudulent misrepresentation claim, $5,000 on the trespass claim,$841,000 on the breach of consulting agreement claim and $200,000 against the Company’s CEO on a claim of civil theft, which by law results in an award of $600,000 for the plaintiff. The Company’s board of directors approved the indemnification of the Company’s CEO for the $600,000. The Company filed a post-trial motion for Judgment Notwithstanding Verdict, New Trial and Remittitur, requesting that the judge set aside or reduce the amounts of the jury verdict.

Based upon the verdicts, the Company recorded a litigation accrual of $1,646,000 as of June 30, 2012. In November 2012, the insurance carrier paid the plaintiff $200,000 in settlement of the invasion of privacy and fraudulent misrepresentation awards. As a result, the Company reduced the amounts accrued for these awards resulting in other income of $200,000 for the period ended December 31, 2012.

In January 2013, the court ruled on the Company’s post-trial motions in this litigation dismissing the $200,000 civil theft verdict (which was subject to triple damages) against the CEO and reducing the $841,000 breach of the consulting agreement award to $500,000. The Company then filed a motion seeking a new trial on damages. The Company received a favorable ruling on this motion and received a new trial on the damages. As a result of the reduction in the award for breach of the consulting agreement from $841,000 to $500,000 and the vacating of the award for civil theft which the Company had previously accrued $600,000, the Company recorded other income of $941,000 for the year ended June 30, 2013.

The trial to determine damages took place in September 2014. On October 28, 2014 the Court issued a Final Judgment in this case. The Court awarded the plaintiff $51,956 for the breach of consulting agreement. As such the total liability related to this matter is $56,956. In accordance with ASC 855-10-55-1, the Company recorded other income of $448,044 in the consolidated statement of operations for the year ended June 30, 2015 resulting from the reduction of the accrual for litigation. The plaintiff has filed an appeal.

On January 23, 2015, the Court approved the Company’s motion seeking reimbursement of attorneys’ fees and costs from the plaintiff. An evidentiary hearing took place in June 2015 to determine the amount of fees and costs to which the Company is entitled and a judgment will be entered for that amount. In November 2015, the Court issued a Final Judgement against the former employee in the amount of $510,499.

In April 2015, the Company was awarded $65,000 for attorney’s fees related to the appeal of a binding arbitration ruling by a former distributor. The Company is pursuing collection of this award.

In June 2013, GelTech filed a lawsuit against its director and former Executive Chairman, for inducing GelTech to enter into an Employment Agreement based on representations that he would facilitate a $25 million financing on behalf of GelTech. In November 2013, the former Executive Chairman countersued GelTech for breach of the Employment Agreement. Effective August 12, 2015, GelTech entered into a settlement agreement and release of claims (the “Settlement Agreement”) related to the lawsuit and countersuit. Effective August 12, 2015, the Company entered into a settlement agreement and release of claims (the Settlement Agreement) with its former executive chairman and director related to a lawsuit and countersuit brought by the parties related to the former executive chairman’s employment agreement. Under the employment agreement, the executive chairman was entitled to $800,000 of salary, up to 800,000 restricted stock units and $28,800 in auto allowance. Under the Settlement Agreement, the Company issued the former executive chairman 200,000 shares of restricted common stock and made two cash payments totaling $315,000. As a result of the Settlement Agreement, the Company recognized a loss on settlement in the amount of $412,867 during the year ended June 30, 2015.